EIX Option Gain Deferral Plan
                                                                January 1, 1998









                              EDISON INTERNATIONAL

                            OPTION GAIN DEFERRAL PLAN












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1. PURPOSE AND AUTHORIZED SHARES............................................

         1.1 Purposes 1
         1.2 Shares Available...............................................
         1.3 Relationship to Incentive Plans................................

2. DEFINITIONS..............................................................


3. PARTICIPATION............................................................

         3.1 General Participation Requirements.............................
         3.2 Manner and Timing of Election..................................
         3.3 Execution of Alternative Exercise Agreement by the Company.....

4. ALTERNATIVE EXERCISE OF OPTIONS..........................................

         4.1 Form of Agreement..............................................
         4.2 Limited Ability to Exercise Option.............................
         4.3 Termination of Alternative Exercise Agreements.................
         4.4 Other Terms of Alternative Exercise Agreements.................

5. STOCK UNIT ACCOUNTS......................................................

         5.1 Crediting of Stock Units.......................................
         5.2 Dividend Equivalent Credits to Stock Unit Accounts.............
         5.3 Vesting. 7
         5.4 Distribution of Benefits.......................................
         5.5 Adjustments in Case of Changes in Common Stock.................
         5.6 Company's Right to Withhold....................................

6. ADMINISTRATION...........................................................

         6.1 The Administrator..............................................
         6.2 Committee Action...............................................
         6.3 Rights and Duties..............................................
         6.4 Indemnity and Liability........................................
         6.5 Claims Procedure...............................................



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7. PLAN CHANGES AND TERMINATION...........................................

         7.1 Amendments...................................................
         7.2 Term.    13

8. MISCELLANEOUS..........................................................

         8.1 Limitation on Participant Rights.............................
         8.2 Beneficiary Designation......................................
         8.3 Payments to Minors or Persons Under Incapacity...............
         8.4 Stock Units and Other Benefits Not Assignable;
             Obligations Binding Upon Successors..................
         8.5 Employment Taxes.............................................
         8.6 Governing Law; Severability..................................
         8.7 Compliance With Laws.........................................
         8.8 Plan Construction............................................
         8.9 Headings Not Part of Plan....................................



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                              EDISON INTERNATIONAL

                            OPTION GAIN DEFERRAL PLAN


                                        1.
                          PURPOSE AND AUTHORIZED SHARES



1.1  Purposes

The purpose of this Plan is to promote the ownership and retention of Shares by Eligible Persons and to enable Eligible Persons to defer compensation that would otherwise be realized upon exercise of a Qualifying Option and ultimately receive the deferred compensation in the form of Shares.

1.2. Shares Available

The number of Shares that may be issued under each of the Management Plan, the Officer Plan, and the 1998 Plan (except as provided below) as part of this Plan is limited to the aggregate number of Shares that were the subject of the Qualifying Options granted under such Plan that are exercised pursuant to
Article IV in exchange for the crediting of Stock Units under this Plan. If the number of Shares payable under this Plan would exceed one or more of the limits described in the preceding sentence because of the accumulation of Stock Units in respect of Dividend Equivalents, such excess Shares shall be issued and charged against the Share limits under the 1998 Plan. If insufficient Shares remain under the 1998 Plan for the accumulation of Dividend Equivalents under the Management Plan, the Officer Plan or the 1998 Plan, such excess Shares shall be issued under other authority of the Board, or, in absence of such other authority, may be paid (in the sole discretion of the Committee) in cash.

Shares not exceeding the number of Already-Owned Shares used under this Plan to exercise a Qualifying Stock Option granted under the Management Plan may be used in respect of Dividend Equivalents on the Stock Units credited with respect to Alternatively Exercised Qualifying Options granted under the Management Plan, but may not be used for other awards under the Incentive Plans. Shares not exceeding the number of Already-Owned Shares used under this Plan to exercise a Qualifying Stock Option granted under the Officer Plan may be used in respect of Dividend Equivalents on the Stock Units credited with respect to Alternatively Exercised Qualifying Options granted under the Officer Plan, but may not be used for other awards under the Incentive Plans. Shares not exceeding the number of Already-Owned Shares used under this Plan to exercise a Qualifying Stock Option granted under the 1998 Plan may be used in respect of Dividend Equivalents on the Stock Units credited with respect to an Alternatively Exercised Qualifying Option granted under any one of the Incentive Plans, but may not be used for other awards under the Incentive Plans.

<PAGE 1>

1.3.  Relationship To Incentive Plans

This Plan constitutes a deferred compensation plan providing alternative settlements under and as contemplated by the Incentive Plans in respect of nonqualified stock options granted thereunder. This Plan also contemplates the grant of Stock Units under and as contemplated by the 1998 Plan. This Plan and all rights under it are provided under and shall be subject to and construed consistently with the other terms of the Management Plan, the Officer Plan, or the 1998 Plan, as the case may be, except as the context otherwise requires.

                                        3.
                                   DEFINITIONS

Whenever the following terms are used in this Plan they shall have the meaning specified below unless the context clearly indicates to the contrary:
"ALREADY-OWNED SHARES" shall mean Shares owned by an Eligible Person; provided, however, that Shares acquired by an Eligible Person from the Company under an option or other employee benefit plan maintained by the Company or otherwise must be held by the Eligible Person for at least six months in order to qualify as Already-Owned Shares and, if Shares are used to pay the exercise price of an option or other award, such Shares may not be reused as payment of the exercise price of another option or award within six months of such prior use.

"ALTERNATIVE EXERCISE" shall mean the exercise of all or a portion of a Qualifying Stock Option using Already-Owned Shares in exchange for a combination of Shares and Stock Units under this Plan.

"ALTERNATIVE EXERCISE AGREEMENT" shall mean an agreement entered into between the Company and an Eligible Person in accordance with Article IV of this Plan pursuant to which the Eligible Person elects to defer that portion of the proceeds of the exercise of the Qualifying Option equal to the spread in the form of Stock Units.

"BENEFICIARY" or "BENEFICIARIES" shall mean the person, persons, trust or trusts (or similar entity), personal representative, or other fiduciary, last designated in writing by a Participant in accordance with the provisions of
Section 8.2 to receive the benefits specified hereunder in the event of the Participant's death. If there is no valid Beneficiary designation in effect that complies with the provisions of Section 8.2, or if there is no surviving designated Beneficiary, then the Participant's surviving spouse shall be the Beneficiary. If there is no surviving spouse to receive any benefits payable in accordance with the preceding sentence, the duly appointed and currently acting personal representative of the Participant's estate (which shall include either the Participant's probate estate or living trust) shall be the Beneficiary. In any case where there is no such personal representative of the Participant's estate duly appointed and acting in that capacity within 90 days after the Participant's death (or such extended period as the Committee determines is reasonably necessary to allow such personal representative to be appointed, but not to exceed 180 days after the Participant's death), then Beneficiary or Beneficiaries shall mean the person or persons who can verify by affidavit or court order to the satisfaction of the Committee that they are legally entitled to receive the benefits specified hereunder.

<PAGE 2>

"BOARD"  shall mean the Board of Directors  of the  Company.

"CHANGE IN CONTROL EVENT" shall mean any of the following:

(a) The  dissolution  or  liquidation  of the Company;

(b) The reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation;

(c) The sale of all or substantially  all of the property of the Company;

(d) A reorganization, merger, consolidation, or other corporate transaction which is consummated following the related occurrence of a Distribution Date (as such term is defined in the Rights Agreement approved by the Board on November 20, 1996) and as a result of which the Company is not the surviving corporation.


"CODE" shall mean the Internal  Revenue  Code of 1986,  as amended.

"COMMITTEE" shall mean those members of the Compensation and Executive Personnel Committee of the Board of the Company determined under Article VI.

"COMMON STOCK" shall mean the Common Stock of the Company, subject to adjustment pursuant to Section 5.5 of this Plan, Section 16 of the Management Plan, Section 16 of the Officer Plan, and Section 3.4 of the 1998 Plan, as the case may be.

"COMPANY" shall mean Edison International, a California corporation, and its successors and assigns.

"CONVERSION DATE" shall mean the date that the Eligible Person exercises all or a portion of a Qualifying Option in accordance with the Alternative Exercise procedures under this Plan.

"DISABILITY" shall mean the permanent and total disability of the Participant as determined by the Committee.

"DISTRIBUTION SUBACCOUNT" shall mean any subaccount established and maintained under a Participant's Stock Unit Account to separately account for Stock Units which are subject to different distribution elections made by the Participant.

"DIVIDEND EQUIVALENT" shall mean the amount of cash dividends or other cash distributions paid by the Company on that number of Shares equal to the number of Stock Units credited to a Participant's Stock Unit Account as of the applicable record date for the dividend or other distribution, which amount shall be credited in the form of additional Stock Units to the Stock Unit Account of the Participant, as provided in Section 5.2.

"EFFECTIVE  DATE" shall mean January 1, 1998.

"ELIGIBLE PERSON" shall mean any employee of the Company, Southern California Edison Company or any other Subsidiary who is eligible to defer compensation under the terms of the Company Executive Deferred Compensation Plan.

"EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time.

<PAGE 3>


"FAIR MARKET VALUE" shall mean on any date the average of the highest and lowest sale prices of the Common Stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal securities exchange or market on which the Common Stock is so listed, admitted to trade, or quoted on such date, or, if there is no trading of (or no available highest and lowest sale prices of) the Common Stock on such date, then the average of the highest and lowest sale prices of the Common Stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares. If the Common Stock is not so listed, admitted or quoted, the Committee may designate such other exchange, market or source of data as it deems appropriate for determining such value for purposes of this Plan.

"FINANCIAL HARDSHIP" shall mean an unexpected and unforeseen financial disruption arising from an illness, casualty loss, sudden financial reversal, or other such unforeseeable occurrence as determined by the Committee. Needs arising from foreseeable events such as the purchase of a residence or education expenses for children shall not, alone, be considered a "financial hardship."

"INCENTIVE PLANS" shall mean the Management Plan, the Officer Plan, and the 1998 Plan.

"INTEREST RATE" shall mean the rate (quoted as an annual rate) that is 120% of the federal long-term rate for compounding on a quarterly basis, determined and published by the Secretary of the United States Department of Treasury under
Section  1274(d) of the Code,  for the month for which the interest is credited.

"MANAGEMENT PLAN" shall mean the Company's Management Long-Term Incentive Compensation Plan.

"1998 PLAN" shall mean the Company's Equity Compensation Plan.

"OFFICER PLAN" shall mean the Company's Officer Long-Term Incentive Compensation Plan.

"PARTICIPANT" shall mean any person who has Stock Units credited to a Stock Unit Account under this Plan

"PLAN" shall mean this Edison International Option Gain Deferral Plan, as it may be amended from time to time.

"QUALIFYING OPTION" or "QUALIFYING STOCK OPTION" shall mean a nonqualified stock option granted under one of the Incentive Plans and evidenced in writing that provides (or is amended to provide) that the option may be Alternatively Exercised under this Plan; provided, however, that an option shall not be a Qualifying Stock Option if it will expire, by its terms, before the end of the six-month period commencing with the date that the Alternative Exercise Agreement is submitted to and received by the Company

"RETIREMENT" shall mean a separation from service under terms constituting a retirement for purposes of the nonqualified executive retirement plan covering the Participant.

"RULE  16b-3"  shall  mean  Rule  16b-3  promulgated  under  the  Exchange  Act.

"SCHEDULED WITHDRAWAL" shall mean a distribution of all or a portion of the Stock Units credited to the Participant as elected by the Participant pursuant to the provisions of Section 5.4(g) of the Plan.

<PAGE 4>

"SHARE" shall mean a share of Common Stock.

"STOCK UNIT" or "UNIT" shall mean a non-voting unit of measurement which is deemed solely for bookkeeping purposes to be equivalent to one outstanding Share (subject to Section 5.5) solely for purposes of this Plan.

"STOCK UNIT ACCOUNT" shall mean the bookkeeping account maintained by the Company on behalf of each Participant which is credited with Stock Units in accordance with Section 5.1(a) and Dividend Equivalents thereon in accordance with Section 5.2.

"SUBSIDIARY" shall mean any company that is a "subsidiary company" as defined in
Section 424(f) of the Code.

"TERMINATION FOR CAUSE" shall mean the Termination of Employment of the Participant upon willful failure by the Participant to substantially perform his or her duties for the Company or one of its Subsidiaries or the willful engaging by the Participant in conduct which is injurious to the Company or one of its Subsidiaries, monetarily or otherwise.

"TERMINATION OF EMPLOYMENT" shall mean the voluntary or involuntary cessation of the Participant's employment with the Company or a Subsidiary for any reason other than death or Retirement. Termination of Employment shall not be deemed to have occurred for purposes of this Plan if the Participant is re-employed by the Company or a Subsidiary within thirty days of ceasing work with the Company or a Subsidiary.

"UNSCHEDULED WITHDRAWAL" shall mean a distribution of all or a portion of the Stock Units credited to the Participant under the Plan as requested by the Participant pursuant to the provisions of Section 5.4(h) of the Plan.

                                        3.
                                  PARTICIPATION


3.1  General Participation Requirements.

An Eligible Person may elect to exercise all or a portion of a Qualifying Option under and subject to the Alternative Exercise provisions set forth herein and to receive a credit of Stock Units under this Plan.


3.2  Manner And Timing Of Election.

An election must be made by the Eligible Person by completing and executing a form of Alternative Exercise Agreement which meets the requirements of Article IV and submitting such form to the Company after the Effective Date. Such an election shall be irrevocable.

3.3  Execution of Alternative Exercise Agreement by the Company.

The Company, acting through any of its officers, shall execute the Alternative Exercise Agreement form submitted by such Eligible Person and deliver a copy of such fully executed Alternative Exercise Agreement to him or her.

<PAGE 5>
                                        4.
                         ALTERNATIVE EXERCISE OF OPTIONS


4.1  Form of Agreement.

Each Alternative Exercise Agreement with respect to a Qualifying Stock Option shall be in the form approved by the Committee. Each such Alternative Exercise Agreement shall specify the portion of the Qualifying Stock Option or Qualifying Stock Options that the Eligible Person elects to exercise under this Plan and shall provide that (i) the Eligible Person will exercise all or the specified portion of such Qualifying Stock Option(s) by paying the exercise price with Already-Owned Shares having an aggregate Fair Market Value equal to the exercise price for the number of Shares with respect to which the Qualifying Stock Option is exercised and (ii), upon exercise, the Company will (A) deliver to the Eligible Person the same number of Shares used by the Eligible Employee to pay the exercise price of the Qualifying Stock Option and (B), in lieu of the remainder of the Shares which would otherwise be delivered to the Eligible Person (the "Gain Shares"), credit to a Stock Unit Account established for the Eligible Person Stock Units equal in number to the number of Gain Shares. Subject to applicable law and the intent of this Plan, the Committee may provide for or permit an alternative method of delivering or tendering Already-Owned Shares to pay the exercise price of a Qualifying Stock Option.


4.2  Limited Ability to Exercise Option.

Any Qualifying Option (or portion thereof) which is subject to an Alternative Exercise Agreement may not be exercised at all during the six-month period following the date the Company receives the Eligible Person's Alternative Exercise election.


4.3  Termination of Alternative Exercise Agreements.

If, prior to the end of the six-month period described in Section 4.2, (a) an Eligible Person's employment with the Company (including any Subsidiary) is terminated or (b), unless the Committee otherwise provides, a Change in Control Event occurs, the Eligible Person's Alternative Exercise Agreement shall terminate and the related Qualifying Option may be exercised for actual Shares in accordance with the terms of the Qualifying Option without regard to the Alternative Exercise Agreement. If the Company unilaterally refuses to honor an Alternative Exercise of a Qualifying Option pursuant to Section 8.7, the
Alternative Exercise Agreement with respect to such Qualifying Option shall terminate and such Qualifying Option shall be exercisable for actual Shares in accordance with its terms without regard to the Alternative Exercise Agreement or the terms of the Qualifying Option regarding Alternative Exercise.


4.4  Other Terms of Alternative Exercise Agreements.

No Alternative Exercise Agreement shall have the effect of extending the term or otherwise changing the terms of any Qualifying Option (except as expressly contemplated hereby in respect of the consequences of exercise). No Alternative Exercise Agreement may be amended or terminated except as specifically provided herein.

<PAGE 6>

                                        5.
                               STOCK UNIT ACCOUNTS


5.1  Crediting of Stock Units.

(a) Crediting of Stock Units. As of the applicable Conversion Date of a Qualifying Stock Option, an Eligible Person's Stock Unit Account shall be credited with the number of Stock Units attributable to the Gain Shares, as described in Section 4.1(a).

(b) Distribution Subaccounts. The Committee shall establish separate Distribution Subaccounts under a Participant's Stock Unit Account as necessary to separately account for Stock Units that are subject to different distribution elections made by the Participant.

(c) Limitations on Rights Associated With Units. A Participant's Stock Unit Account shall be a memorandum account on the books of the Company. The Units credited to a Participant's Stock Unit Account shall be used solely as a device for the determination of the number of Shares to be eventually distributed to such Participant in accordance with this Plan. The Units shall not be treated as property or as a trust fund of any kind. No Participant shall be entitled to any voting or other stockholder rights with respect to Units granted or credited under this Plan. The number of Units credited (and the Shares to which the Participant is entitled under this Plan) shall be subject to adjustment in accordance with Section 5.5 of this Plan, and Section 16 of the Management Plan or Section 16 of the Officer Plan or Section 3.4 of the 1998 Plan, as the case may be.

5.2  Dividend Equivalent Credits to Stock Unit Accounts.

As of any applicable dividend or distribution payment date, a Participant's Stock Unit Account shall be credited with additional Units in an amount equal to the amount of the Dividend Equivalents divided by the Fair Market Value of a Share as of the applicable dividend payment date. If the limit on the number of Shares available under this Plan in respect of Dividend Equivalents is reached, the Company may in its discretion credit or settle such amounts in cash.


5.3  Vesting.

All Units (including Stock Units credited as Dividend Equivalents) credited to a Participant's Stock Unit Account shall be at all times fully vested.


5.4  Distribution of Benefits.

(a) Form of Distribution. Stock Units credited to a Participant's Stock Unit Account shall be distributed in an equivalent whole number of Shares. Fractional share interests shall be disregarded, but, in the Committee's discretion, may be accumulated and paid in cash

(b) Retirement Benefits. No later than sixty days following a Participant's Retirement, the Committee shall distribute or begin to distribute Shares in an amount equal to the number of Stock Units credited to the Participant's Stock Unit Account pursuant to the election made by the Participant in his or her Alternative Exercise Agreement. The Participant may elect in his or her Alternative Exercise Agreement to have the Retirement Benefit paid in one of the following forms:

<PAGE 7>

     (i) in a lump sum,

     (ii) in installments paid annually over a period of five, ten or fifteen years, or

     (iii) in a lump sum of a portion of the Shares upon Retirement with the balance in installments paid annually over a period of five, ten or fifteen years.

If no valid election is made, the Committee shall distribute the Retirement Benefits in a lump sum. Notwithstanding the foregoing or anything to the contrary in Section 5.4(c) below, the Committee may, in its sole discretion:

     (iv) distribute the benefits in a single lump sum if the sum of Shares to be distributed to the Participant is less than or equal to 1,000, or

     (v) reduce the number of installments elected by the Participant to produce an annual distribution of at least 100 Shares.

(c) Termination Benefits. No later than 60 days after Termination of Employment, the Committee shall distribute or commence to distribute Shares in an amount equal to the number of Units credited to the Participant's Stock Unit Account. The Shares shall be distributed in a single lump sum unless the Participant elected three annual installments in his or her Alternative Exercise Agreement. Notwithstanding the foregoing, if the Participant's Termination of Employment is a Termination for Cause, the Committee shall distribute the shares in a lump sum.

(d) Survivor Benefits. If the Participant dies while actively employed by the Company or a Subsidiary, the Committee shall distribute or commence to distribute to the Participant's Beneficiary the number of Shares equal to the number of Units credited to the Participant's Stock Unit Account in accordance with the Participant's election for Retirement Benefits within sixty days after the Participant's death. If the Participant dies after Retirement, the Committee shall distribute to the Participant's Beneficiary the remaining Shares distributable to the Participant under the Plan over the same period that the Shares would have been distributed to the Participant. If the Participant dies following Termination of Employment, but prior to the distribution of all Shares distributable to the Participant, the Committee shall deliver the remaining Shares to the Participant's Beneficiary in a lump sum. Beneficiaries may petition the Committee once, and only after the death of the Participant, for a change in the form of survivor benefits. The Committee may, in its sole and absolute discretion, choose to grant or deny such a petition. Notwithstanding the foregoing, the Committee may, in its sole discretion:

     (i) distribute the Shares in a single lump sum if the total number of the Shares distributable to the Beneficiary is less than or equal to 1,000, or

     (ii) reduce the number of installments elected by the Participant to ten or five if necessary to produce an annual benefit of at least 100 Shares.

(e) Disability. In the event that a Participant has suffered a Disability, the Committee shall distribute shares upon the Participant's Termination of Employment, Retirement or death according to the Participant's prior election.

(f) Effect of Change in Control Event. Notwithstanding Section 5.4(a) and unless the Committee provides in advance that no such acceleration shall occur in

<PAGE 8>

connection with a specific Change in Control Event, then upon the occurrence of a Change in Control Event, cash equal to the Fair Market Value, as of the date immediately preceding the Change in Control Event, of the number of Shares equal to the number of Stock Units then credited to the Participant's Stock Unit Account shall be distributed immediately in a lump sum to the Participant.

(g) Scheduled Withdrawals. When completing an Alternative Exercise Agreement, a Participant may elect to receive a distribution of a specific number of Shares or a percentage of Shares deferred under such Alternative Exercise Agreement on the first business day of the calendar year which is at least the second calendar year following the calendar year in which the Qualifying Option is Alternatively Exercised. Any Scheduled Withdrawal Election shall be superseded by distributions due to the Retirement, Termination of Employment or death of the Participant.

(h) Unscheduled Withdrawals. A Participant (or Beneficiary if the Participant is deceased) may request in writing to the Committee a distribution of Shares in an amount equal to all or a portion of the Units credited to his or her Stock Unit Account, which shall be distributed in a lump sum within thirty days; provided, that

     (i) the minimum  distribution shall be 25% of the Stock Unit Account,

     (ii) an election to receive 75% or more of the Stock Unit Account shall be deemed to be an election to receive the entire Stock Unit Account, and

     (iii) such an election may be made only once in a Plan Year.

There shall be a penalty deducted from the Stock Unit Account prior to an Unscheduled Withdrawal equal to 10% of the Shares to be delivered under the Unscheduled Withdrawal. Notwithstanding the foregoing, if the number of Units credited to the Stock Unit Account of the Participant or Beneficiary who has requested an Unscheduled Withdrawal is less than or equal to 1,000, the Committee may, in its sole discretion, elect to distribute Shares in an amount equal to all of the Units credited, reduced by the 10% penalty, in a single lump sum.

(i) Financial Hardship Distribution. A Participant or Beneficiary may submit a hardship distribution request to the Committee in writing setting forth the reasons for the request. The Committee shall have the sole authority to approve or deny such requests. Upon a finding that the Participant or the Beneficiary has suffered a Financial Hardship, the Committee may in its sole discretion, accelerate distributions of Shares under the Plan in the amount reasonably necessary to alleviate the Financial Hardship.

(j) Section 162(m) Limitation. Notwithstanding the foregoing, if the Committee determines in good faith that there is a reasonable likelihood that any benefits paid to a Participant for a taxable year of the Company would not be deductible by the Company or a Subsidiary solely by reason of the limitation under Code
Section 162(m), then to the extent reasonably deemed necessary by the Committee to ensure that the entire amount of any distribution to the Participant pursuant to this Plan is deductible, the Committee may defer all or any portion of a distribution under this Plan. The amounts so deferred shall be distributed to the Participant or his or her Beneficiary (in the event of the Participant's death) at the earliest possible date, as determined by the Committee in good faith, on which the deductibility of compensation paid or payable to the

<PAGE 9>

Participant for the taxable year of the Company during which the distribution is made will not be limited by Code Section 162(m).

(k) Changes in Distribution Elections. Participants may change the form of payout upon termination of employment due to Retirement, Termination of Employment (other than Termination for Cause) or death by written election filed with the Committee; provided, however, that if the Participant files the election less than thirteen months prior to the date of such termination of employment, the payout election in effect thirteen months prior to such termination date shall govern.

5.5  Adjustments in Case of Changes in Common Stock.

(a) If the outstanding Shares are increased, decreased, or exchanged for a different number or kind of securities, or if additional shares or new or different shares or other securities are distributed with respect to such Shares or other securities, through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, stock dividend, stock split, reverse stock split or similar change in capitalization or any other distribution with respect to such Shares or other securities, proportionate and equitable adjustments consistent with the effect of such event on stockholders generally (but without duplication of benefits if Dividend
Equivalents are credited) shall be made in the number and type of Shares or other securities, property and/or rights contemplated hereunder and of rights in respect of Units and Stock Unit Accounts credited under this Plan so as to preserve the benefits intended. The provisions of Section 16 of the Management Plan, Section 16 of the Officer Plan, and Section 3.4 of the 1998 Plan shall also apply to the related Stock Units granted under the Incentive Plans in accordance with this Plan.

(b) If the event results in any rights of stockholders to receive cash (other than cash dividends and cash distributions), a corresponding amount of cash shall be credited to each Participant's Stock Unit Account (or, if applicable, the appropriate Distribution Subaccount of the Participant's Stock Unit Account) as of the date that cash is paid in respect of outstanding Shares. As of the last day of each calendar quarter, the Participant's Stock Unit Account shall be credited with earnings on the cash balance credited to such Stock Unit Account as of the last day of the preceding quarter or, if later, the date of such event, at a rate (on an annualized basis) equal to the Interest Rate. The amount of cash credited to a Participant's Stock Unit Account shall be distributed in cash at such time (or times) and in such manner as otherwise provided under this Plan and/or the applicable election made by the Participant in accordance with the terms of this Plan.

5.6  Company's Right to Withhold.

The Company (including its Subsidiaries) may satisfy any state or federal tax withholding obligation arising upon a distribution of Shares and any cash with respect to a Participant's Stock Unit Account by reducing the number of Shares or cash otherwise deliverable to the Participant. The appropriate number of Shares required to satisfy such tax withholding obligation in the case of Stock Units will be based on the Fair Market Value of a Share on the day prior to the date of distribution. If the Company (including its Subsidiaries), for any reason, elects not to (or cannot) satisfy the withholding obligation in accordance with the preceding sentence, the Participant shall pay or provide for payment in cash of the amount of any taxes which the Company (including its Subsidiaries) may be required to withhold with respect to the benefits hereunder, before any such benefits are paid.

<PAGE 10>
                                        6.
                                 ADMINISTRATION

6.1  The Administrator.

The Committee hereunder shall consist of (i) the members of the Compensation and Executive Personnel Committee of the Board who are Non-Employee Directors within the meaning of Rule 16b-3 and "outside directors" for purposes of Section 162(m) of the Code, or (ii) such other committee of the Board, each participating member of which is a Non-Employee Director (as defined in Rule 16b-3) and each member of which is an "outside director" for purposes of Section 162(m) of the Code, as may hereafter be appointed by the Board to serve as administrator of this Plan. Any member of the Committee may resign by delivering a written resignation to the Board. Members of the Committee shall not receive any additional compensation for administration of this Plan.

6.2  Committee Action.

Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by unanimous written consent of its members. A member of the Committee shall not vote or act upon any matter which relates solely to himself or herself as a Participant in this Plan.

6.3  Rights and Duties.

(a) Subject to the limitations of this Plan, the Committee shall be charged with the general administration of this Plan and the responsibility for carrying out its provisions, and shall have powers necessary to accomplish those purposes, including, but not by way of limitation, the following:

     (i) To construe  and  interpret  this Plan;

     (ii) To resolve any questions concerning the amount of benefits payable to a Participant;

     (iii) To make all other determinations required by this Plan, including adjustments under Section 5.5.

     (iv) To maintain all the necessary records for the administration of this Plan and provide statements of Stock Unit Accounts to Participants on an annual or more frequent basis;

     (v) To make and publish forms, rules and procedures for the administration of this Plan; and

     (vi) To administer the claims procedures set forth in Section 6.5 for presentation of claims by Participants and Beneficiaries for benefits under this Plan, including consideration of such claims, review of claim denials and issuance of a decision on review.

(b) The Committee shall have full discretion to construe and interpret the terms

<PAGE 11>

and provisions of this Plan (but not to increase amounts payable hereunder) and to resolve any disputed question or controversy, which interpretation or construction or resolution, including decisions with respect to adjustments under Section 5.5, shall be final and binding on all parties, including but not limited to the Company and any Eligible Person, Participant or Beneficiary, except as otherwise required by law. The Committee shall administer such terms and provisions in a nondiscriminatory manner and in full accordance with any and all laws applicable to the Plan. In performing its duties, the Committee shall be entitled to rely on information, opinions, reports or statements prepared or presented by: (i) officers or employees of the Company whom the Committee believes to be reliable and competent as to such matters; and (ii) counsel (who may be employees of the Company), independent accountants and other persons as to matters which the Committee believes to be within such persons' professional or expert competence. The Committee shall be fully protected with respect to any action taken or omitted by it in good faith pursuant to the advice of such persons. The Committee may delegate ministerial, bookkeeping and other non-discretionary functions to individuals who are officers or employees of the Company.

6.4  Indemnity and Liability.

All expenses of the Committee shall be paid by the Company and the Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties. No member of the Committee shall be liable for any act or omission of any other member of the Committee nor for any act or omission on his or her own part. To the extent permitted by law, the Company shall indemnify and save harmless each member of the Committee against any and all expenses and liabilities arising out of his or her membership on the Committee.

6.5  Claims Procedure.

(a) The Committee shall notify Participants and, where appropriate, Beneficiaries of their right to claim benefits under these claims procedures, shall make forms available for filing of such claims, and shall provide the name of the person or persons with whom such claims should be filed.

(b) The Committee shall act upon claims as required and communicate a decision to the claimant promptly and, in any event, not later than 90 days after the claim is received by the Committee, unless special circumstances require an extension of time for processing the claim. If an extension is required, notice of the extension shall be furnished to the claimant prior to the end of the initial 90-day period, which notice shall indicate the reasons for the extension and the expected decision date. The extension shall not exceed 90 days. The claim may be deemed by the claimant to have been denied for purposes of further review described below in the event a decision is not furnished to the claimant within the period described in the preceding three sentences. Every claim for benefits which is denied shall be denied by written notice setting forth in a manner calculated to be understood by the claimant (i) the specific reason or reasons for the denial, (ii) specific reference to any provisions of this Plan on which denial is based, (iii) description of any additional material or information necessary for the claimant to perfect his claim with an explanation of why such material or information is necessary, and (iv) an explanation of the procedure for further review of the denial of the claim under the Plan.

<PAGE 12>

(c) The claimant or his or her duly authorized representative shall have 60 days after receipt of denial of his or her claim to request a review of such denial, the right to review all pertinent documents and the right to submit issues and comments in writing. Upon receipt of a request for a review of the denial of a benefit claim, the Committee shall undertake a full and fair review of the denial.

(d) The Committee shall issue a decision not later than 60 days after receipt of a request for review from a claimant unless special circumstances, such as the need to hold a hearing, require a longer period of time, in which case a decision shall be rendered as soon as possible but not later than 120 days after receipt of the claimant's request for review. The decision on review shall be in writing and shall include specific reasons for the decision written in a manner calculated to be understood by the claimant with specific reference to any provisions of this Plan on which the decision is based.

                                        7.
                          PLAN CHANGES AND TERMINATION

7.1  Amendments.

The Committee shall have the right to amend this Plan in whole or in part from time to time or may at any time suspend or terminate this Plan; provided, however, that no amendment or termination shall cancel or otherwise adversely affect in any way, without his or her written consent, any Participant's rights with respect to Stock Units and Dividend Equivalents (and any cash credited pursuant to Section 5.5(b)) credited to his or her Stock Unit Account. Any amendments authorized hereby shall be stated in an instrument in writing, and all Eligible Persons shall be bound thereby upon receipt of notice thereof. Adjustments pursuant to Section 5.5 hereof, Section 16 of the Management Plan,
Section 16 of the Officer Plan, or Section 3.4 of the 1998 Plan shall not be deemed amendments to this Plan, the Stock Unit Accounts or the rights of Participants.

7.2  Term.

It is the current expectation of the Company that this Plan shall be continued indefinitely, but continuance of this Plan is not assumed as a contractual obligation of the Company. In the event that the Committee decides to discontinue or terminate this Plan, it shall notify the Participants in this Plan of its action in writing, and this Plan shall be terminated at the time therein set forth. All Participants shall be bound thereby. In such event, the then credited benefits of a Participant shall be immediately distributed in a lump sum.

                                        8.
                                  MISCELLANEOUS

8.1  Limitation on Participant Rights.

Participation in this Plan shall not give any person the right to continued employment or service or any rights or interests other than as herein provided. No Participant shall have any right to any payment or benefit hereunder except to the extent provided in this Plan. This Plan creates no fiduciary duty to Participants and shall create only a contractual

<PAGE 13>

obligation on the part of the Company as to such amounts; the Plan shall not be construed as creating a trust. The Plan, in and of itself, has no assets. Participants shall have rights no greater than the right to receive the Common Stock (and any cash as expressly provided herein) or the value thereof as a general unsecured creditor in respect of their Stock Unit Accounts.

8.2  Beneficiary Designation.

Upon forms provided by and subject to conditions imposed by the Company, each Participant may designate in writing the Beneficiary or Beneficiaries whom such Participant desires to receive any Shares or amounts payable under this Plan after his or her death. A Participant may from time to time change his or her designated Beneficiary or Beneficiaries without the consent of such Beneficiary or Beneficiaries by filing a new designation with the Committee. However, if a married Participant wishes to designate a person other than his or her spouse as Beneficiary, such designation shall be consented to in writing by the spouse, which consent shall acknowledge the effect of the designation. The Participant may change any election designating a Beneficiary or Beneficiaries without any requirement of further spousal consent if the spouse's consent so provides. Notwithstanding the foregoing, spousal consent shall be unnecessary if it is established (to the satisfaction of the Committee or a Committee representative) that there is no spouse or that the required consent cannot be obtained because the spouse cannot be located. The Company and the Committee may rely on the Participant's designation of a Beneficiary or Beneficiaries last filed in accordance with the terms of this Plan. Upon the dissolution of marriage of a Participant, any designation of the Participant's former spouse as a Beneficiary shall be treated as though the Participant's former spouse had predeceased the Participant, unless (a) the Participant executes another Beneficiary designation that complies with this Section 8.2 and that clearly names such former spouse as a Beneficiary, or (b) a court order is presented to the Company that requires the former spouse be maintained as the Beneficiary. In any case where the Participant's former spouse is treated under the Participant's Beneficiary designation as having predeceased the Participant, no heirs or other beneficiaries of the former spouse shall receive benefits from the Plan as a Beneficiary of the Participant except as provided otherwise in the Participant's Beneficiary designation.

8.3  Payments to Minors or Persons Under Incapacity.

If any amount is payable under this Plan to a minor, payment shall not be made to the minor, but instead shall be paid (i) to that person's then living parent(s) to act as custodian, (ii) if that person's parents are then divorced, and one parent is the sole custodial parent, to such custodial parent, or (iii) if no parent of that person is living, to a custodian selected by the Committee to hold the funds for the minor under the Uniform Transfers or Gifts to Minors Act in effect in the jurisdiction in which the minor resides. If no parent is living and the Committee decides not to select another custodian to hold the funds for the minor, then payment shall be made to the duly appointed and currently acting guardian of the estate for the minor or, if no guardian of the estate for the minor is duly appointed and currently acting within 60 days after the date the amount becomes payable, payment shall be deposited with the court having jurisdiction over the estate of the minor.

<PAGE 14>


8.4 Stock Units and Other Benefits Not Assignable; Obligations Binding Upon Successors.

Stock Units and other benefits of a Participant under this Plan shall not be assignable or transferable and any purported transfer, assignment, pledge or other encumbrance or attachment of any payments or benefits under this Plan, or any interest therein, other than by operation of law or pursuant to Section 8.2, shall not be permitted or recognized. Obligations of the Company under this Plan shall be binding upon successors of the Company.

8.5  Employment Taxes.

The Company (including its Subsidiaries) may satisfy any state or federal employment tax withholding obligation arising from an Alternative Exercise of a Qualifying Option under the Plan by deducting such amount from any amount of compensation payable to the Participant. Alternatively, the Company (including its Subsidiaries) may require the Participant to deliver to it the amount of any such withholding obligation as a condition to the Alternative Exercise of the Qualifying Option.

8.6  Governing Law; Severability.

The validity of this Plan or any of its provisions shall be construed, administered and governed in all respects under and by the laws of the State of California. If any provisions of this instrument shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

8.7  Compliance With Laws.

This Plan, the Company's acceptance of the exercise price of a Qualifying Option in the form of Shares, the Company's issuance of Stock Units, and the offer, issuance and delivery of Shares and/or the payment in Shares through the deferral of compensation under this Plan are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law) and to such approvals by any listing, agency or any regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. If the Company in its sole discretion determines that an Alternative Exercise of a Qualifying Option would violate any law, rule or regulation, the Company may refuse to honor such Alternative Exercise.

8.8  Plan Construction.

It is the intent of the Company that transactions pursuant to this Plan satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3 so that to the extent elections are timely made, the crediting of Stock Units and the distribution of Shares with respect to Stock Units under this Plan will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act and will not be subjected to avoidable liability thereunder.

<PAGE 15>

8.9  Headings Not Part of Plan.

Headings and subheadings in this Plan are inserted for reference only and are not to be considered in the construction of the provisions hereof.

IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Plan on this 27th day of March, 1998.


                                                  EDISON INTERNATIONAL



                                                  Lillian R. Gorman
                                                  --------------------
                                                  Lillian R. Gorman
                                                  Vice President
<PAGE 16>